UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2010

SKYE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27549	88-0362112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7756 E. Greenway Rd., Scottsdale, AZ  85260
(Address of principal executive offices) (Zip Code)

(480) 993-2300
Registrant’s telephone number, including area code

7701 E. Gray Rd., Suite 104 Scottsdale AZ 85260
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03         Bankruptcy or Receivership.

On December 20, 2010, SKYE International, Inc. was notified that the Honorable Gregg W. Zive, United States Bankruptcy Judge, had signed the final decree terminating SKYE International, Inc.’s bankruptcy proceeding.

The signing of this order signifies that SKYE International, Inc. has emerged from bankruptcy.

The United States Bankruptcy Court for the District of Nevada had confirmed SKYE’s reorganization plan on September 2, 2010.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC.

Date: December 21, 2010	By:	/s/ Thomas Kauffman
Thomas Kauffman
President & Chief Operating Officer